Exhibit 10.10
AMENDMENT NO. 1 TO SECOND AMENDED & RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1, dated as of November 22, 2022 (this “Amendment”), to the SECOND AMENDED & RESTATED CREDIT AGREEMENT, dated as of September 20, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC, a Delaware limited liability company (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), the issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).
RECITALS:
WHEREAS, pursuant to Section 2.11 of the Existing Credit Agreement, the Borrower desires to obtain a Commitment Increase in an aggregate principal amount of $75,000,000 (the “Incremental Commitment”, and any Loans made thereunder, the “Incremental Loans”) in the form of new commitments by the Incremental Lenders (as defined below), which Commitment Increase will be incurred in reliance on Section 2.11 of the Existing Credit Agreement, as an increase to, and on identical terms as the Existing Commitments (as defined below), after giving effect to this Amendment;
WHEREAS, each of the institutions listed on Part A of Schedule 1.1A hereto as an Incremental Lender (the “Incremental Lenders”) is willing to (a) provide the Incremental Commitment to the Borrower on the Amendment No. 1 Effective Date (as defined below) and (b) become an Issuing Bank, in each case, subject to the conditions set forth herein and in the Existing Credit Agreement;
WHEREAS, the Administrative Agent and each Issuing Bank is willing to consent to the Incremental Lenders’ providing the Incremental Commitments and the terms of the other amendments contemplated herein;
WHEREAS, pursuant to Section 2.11 of the Existing Credit Agreement, the Existing Credit Agreement may be amended in connection with and to facilitate the incurrence of the Incremental Commitment through an Incremental Amendment executed by the Borrower, the Administrative Agent and the Incremental Lenders;
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Incremental Commitments; Amendments to the Existing Credit Agreement.
(a)Incremental Commitments.
(i)As of the Amendment No. 1 Effective Date:
(A)each Lender shall hold commitments in respect of the Revolving Loan Facility as set forth on Part B of Schedule 1.1A hereto and each Issuing Bank’s LC Commitment shall be as set forth on Part C of Schedule 1.1A hereto, in each case, on the terms and subject to the conditions set forth below and in the Amended Credit Agreement;
(B)each of the Lenders, immediately prior to giving effect to this Amendment (the “Existing Lenders”), shall be deemed to have assigned to each of the Incremental Lenders, and each of the Incremental Lenders shall be deemed to have assumed from each of the Existing Lenders, at the principal amount thereof, such interests in the Loans outstanding on the Amendment No. 1 Effective Date such that, after giving effect to each such deemed assignment and assumption of participations and to the Incremental Lenders becoming Lenders, the percentage of the aggregate outstanding Loans held by each Lender will equal such Lender’s Pro Rata Share of the Commitments;
(C)each Incremental Commitment shall be deemed, for all purposes, a “Commitment” under the Amended Credit Agreement and each Incremental Loan shall be deemed, for all purposes, a “Loan”;
(D)after giving effect to the Incremental Commitments, the LC Commitments of each Lender shall be reallocated such that the percentage LC Commitments of each Lender will equal such Lender’s Pro Rata Share of the Commitments;
(E)each Incremental Lender agrees to make the Incremental Commitments available under and subject to the terms and conditions of the Amended Credit Agreement as an increase to, and on identical terms as the Commitments (as amended hereby) and shall become an “Issuing Bank”, “Secured Party” and a “Lender” under the Amended Credit Agreement with respect to the Incremental Commitments and all matters relating thereto; and
(F)in accordance with Section 2.11 of the Amended Credit Agreement, each of the Existing Lenders will automatically and without further act be deemed to have assigned to each Incremental Lender, and each such Incremental Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Lender’s participations in outstanding Letters of Credit, such that, after giving effect to each such deemed assignment and assumption of participations and to the Incremental Lenders becoming Lenders, the percentage of the aggregate outstanding participations in Letters of Credit by each Lender will equal such Lender’s Pro Rata Share of the Commitments.
(ii)Each Incremental Lender:
(A)confirms that it received a copy of this Amendment, the Existing Credit Agreement and such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to provide its Incremental Commitment hereunder and make the Incremental Loans with respect thereto on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any Lender;
(B)confirms that it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and that it is experienced in making loans of such type;
(C)appoints, authorizes and instructs the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and
(D)acknowledges and agrees that it shall be an “Issuing Bank”, “Secured Party” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, be subject to and bound by the term thereof and perform all the obligations of and shall have all the rights of a Lender.
(iii)The Administrative Agent and each Issuing Bank hereby consents to the Incremental Lenders’ providing the Incremental Commitments.
(b)Amendments to the Existing Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, conditions to effectiveness set forth in Section 4 below, the Administrative Agent, the Lenders and the Borrower hereby agree as follows:
(i)Section 1.1 of the Existing Credit Agreement, is hereby amended by adding the following new definitions, each in proper alphabetical order:

“Amendment No. 1”: the Amendment No. 1 to Second Amended & Restated Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrower, the Administrative Agent and the Lenders party thereto.
“Amendment No. 1 Arranger”: Citizens Bank, National Association, in its capacity as lead arranger and bookrunner for Amendment No. 1.
“Amendment No. 1 Syndication Agent”: Citizens Bank, National Association, in its capacity as syndication agent for Amendment No. 1.
“Amendment No. 1 Effective Date”: November 22, 2022.
“Incremental Commitments”: as defined in Amendment No. 1.
“Incremental Loans”: as defined in Amendment No. 1.
(ii)Section 1.1 of the Existing Credit Agreement, is hereby amended by amending and restating each of the following definitions in their entirety as follows:
“Arrangers”: JPMorgan Chase Bank, N.A., Barclays Bank PLC and Morgan Stanley Senior Funding, Inc., in their capacities as joint lead arrangers and joint bookrunners under this Agreement. On and after the Amendment No. 1 Effective Date, the term “Arrangers” shall include the Amendment No. 1 Arranger.
“Commitment”: the commitment of a Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.8 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.6; and “Commitments” means such commitments of all Lenders in the aggregate. The initial amount of each Lender’s Commitment is set forth on Schedule 1.1A to Amendment No. 1 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Commitments as of the Amendment No. 1 Effective Date is $300,000,000. For the avoidance of doubt, (i) from and after the Amendment No. 1 Effective Date, the Incremental Loans shall be part of the same “class” as the Loans and the Incremental Commitments shall be part of the same “class” as the Commitments, it being understood and agreed that on the Amendment No. 1 Effective Date, there is only one “class” of Commitments.
“Issuing Bank”: each of (a) JPMorgan Chase Bank, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Citizens Bank, National Association (it being understood and agreed that such entities can only issue standby Letters of Credit) and (b) each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.3(j) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.3(k) or Section 2.3(l), in each case except as otherwise provided in such Section), and each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.11, each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.3 with respect to such Letters of Credit).
“LC Commitment”: with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 1.1A to Amendment No. 1, or if an Issuing Bank has entered into an Assignment and Acceptance or has been designated in accordance with Section 2.3(j), the amount set forth for such Issuing Bank as its LC Commitment in the Register.

“Loan Documents”: this Agreement, the Security Documents, the Guarantee Agreements, the Loan Notes, any Incremental Amendment and Amendment No. 1.
“Syndication Agents”: JPMorgan Chase Bank, N.A., Barclays Bank PLC and Morgan Stanley Senior Funding, Inc., in their capacities as syndication agents under this Agreement. On and after the Amendment No. 1 Effective Date, the term “Syndication Agents” shall include the Amendment No. 1 Syndication Agent.
(iii)Section 2.1(a) of the Existing Credit Agreement, is hereby amended by adding following sentence at the end thereof:
From and after the Amendment No. 1 Effective Date (x) the Incremental Loans shall be deemed to be “Loans” and (y) the Incremental Commitments shall be deemed “Commitments.”
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:
(a)The Borrower has the requisite corporate or other organizational power and authority to make, deliver and perform this Amendment. The Borrower has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)As of the Amendment No. 1 Effective Date, (i) the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (ii) no Default or Event of Default has occurred and is continuing.
SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Amendment No. 1 Effective Date”):
(a)The Administrative Agent shall have received from the Borrower, each Incremental Lender, each Lender and each Issuing Bank either (i) a counterpart of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such parties have signed a counterpart of this Amendment.
(b)Prior to and after giving effect to this Amendment, no Default or Event of Default shall exist.
(c)The Borrower shall be in compliance with the covenants set forth in Section 6.10 of the Existing Credit Agreement determined on a pro forma basis as of the last day of the most recently ended Test Period as if the Commitments, after giving effect to the Commitment Increase, had been fully drawn on the last day of the applicable Test Period (assuming for such purpose that such covenants applied as of the end of such Test Period, whether or not such last day of such Test Period is prior to the first date that any such covenant is otherwise tested pursuant to the terms of Section 6.10 of the Existing Credit Agreement).
(d)The Borrower shall have paid to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby.

(e)The Borrower shall have paid to Citizens Bank, National Association all fees and expenses owing by the Borrower referred to in the Fee Letter, dated as of November 22, 2022, between the Borrower and Citizens Bank, National Association, entered into in connection herewith.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Consent and Reaffirmation; Liens Unimpaired.
(a)The Borrower hereby (i) consents to this Amendment and the transactions contemplated hereby and (ii) agrees that, notwithstanding the effectiveness of this Amendment, its Obligations under each of the Loan Documents to which it is a party continues to be in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.
(b)The Borrower, on behalf of itself and the other Loan Parties, confirms that, after giving effect to this Amendment, neither the modification of the Existing Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:
(i)impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or
(ii)requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
SECTION 6. Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
SECTION 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC, as the Borrower
By:	/s/ Joseph P. Adams Jr.
Name: Joseph P. Adams, Jr.
Title: Chief Executive Officer

CITIZENS BANK, NATIONAL ASSOCIATION, as an Incremental Lender and Issuing Bank
By:	/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender and an Issuing Bank
By:	/s/ Cristina Caviness
Name: Cristina Caviness
Title: Executive Director

BARCLAYS BANK PLC, as a Lender and an Issuing Bank
By:	/s/ Craig J Malloy
Name: Craig J Malloy
Title: Director

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and an Issuing Bank
/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

Schedule 1.1A

Part A: Incremental Commitments

Incremental Lender	Incremental Commitment
Citizens Bank, National Association	$75,000,000.00
Total Incremental Commitments	$75,000,000.00

Part B: Commitments

Lender	Commitment
Morgan Stanley Senior Funding, Inc.	$75,000,000.00
Barclays Bank PLC	$75,000,000.00
JPMorgan Chase Bank, N.A.	$75,000,000.00
Citizens Bank, National Association	$75,000,000.00
Total Commitments	$300,000,000.00

Part C: LC Commitments

Issuing Bank	LC Commitment
Morgan Stanley Senior Funding, Inc.	$6,250,000.00
Barclays Bank PLC	$6,250,000.00
JPMorgan Chase Bank, N.A.	$6,250,000.00
Citizens Bank, National Association	$6,250,000.00
Total LC Commitments	$25,000,000.00